UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1
to
Form 8-K
on
Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2006

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
_________________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to Current Report on Form 8-K is filed solely for the purpose of correcting an inadvertent error in the reported salary of Stephen F. Smith in Item 5.02 below.
ITEM 5.02 COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Salary Increases for Named Executive Officers
On November 9, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Sysco Corporation (“SYSCO” or the “Company”) approved base salary increases for the officers included in the Summary Compensation Table in SYSCO’s proxy statement for its 2006 Annual Meeting of Stockholders (the “Named Executive Officers”). As a result of the increases, the new annual base salaries for the Named Executive Officers, effective January 1, 2007, are as follows:

Name and Title	New Base Salary

Richard J. Schnieders Chairman of the Board, Chief Executive Officer and President	$1,118,000

John K. Stubblefield, Jr. Executive Vice President, Finance and Chief Financial Officer	$615,000

Larry J. Accardi Executive Vice President, Contract Sales; and President, Specialty Distribution Companies	$580,000

Kenneth F. Spitler Executive Vice President; and President of North American Foodservice Operations	$590,000

Larry G. Pulliam Executive Vice President, Merchandising Services	$540,000

James E. Lankford Senior Vice President, Foodservice Operations	$480,000

Stephen F. Smith Senior Vice President, Foodservice Operations	$480,000
     The material elements of the Named Executive Officers’ compensation packages are more fully described in the Company’s most recently filed proxy statement and subsequent periodic reports.

ITEM 8.01 OTHER EVENTS
Increase in Quarterly Dividend Payment and Results of Stockholder Voting at Annual Meeting
On November 10, 2006, the Company issued a press release announcing an increase in its quarterly cash dividend payment and the results of stockholder voting at the Company’s Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Manuel A. Fernandez, a new director elected at the Company’s Annual Meeting, was appointed by the Board of Directors to serve on its Corporate Governance and Nominating Committee and its Finance Committee.
Non-Employee Director Retainer Awards; Stock Option and Restricted Stock Grants to Newly Elected Director
On November 10, 2006, each of Nancy S. Newcomb (who was appointed to the Board of Directors in February 2006) and Manuel A. Fernandez (who was elected to the Board of Directors at the 2006 Annual Meeting) was granted 6,000 shares of common stock as a one-time retainer stock award pursuant to the terms of the 2005 Non-Employee Directors Stock Plan. Such awards are required by the terms of the Plan to be made on the date of the annual meeting of stockholders to each non-employee director who has not previously received a retainer award and vest ratably over a three-year period. The form of Retainer Stock Award Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In addition, on November 10, 2006, the Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, granted Mr. Fernandez stock options and a stock award pursuant to the 2005 Sysco Corporation Non-Employee Directors Stock Plan. The restricted stock grant was for 3,000 shares and vests ratably over a three-year period. The form of Restricted Stock Grant Agreement is filed as Exhibit 10(j) to the Company’s Form 10-Q for the quarter ended December 31, 2005 filed on February 9, 2006 and incorporated herein by reference. The options grant Mr. Fernandez the right to purchase 3,500 shares at an exercise price of $34.99 per share, the closing price of the Company’s common stock on the New York Stock Exchange on November 9, 2006, vest ratably over a three-year period, and expire November 9, 2013. The form of Option Grant Agreement is filed as Exhibit 10(i) to the Company’s Form 10-Q for the quarter ended December 31, 2005 filed on February 9, 2006 and incorporated herein by reference.
Amendments to Corporate Governance Guidelines Regarding Stock Ownership Requirements for Executive Officers
On November 10, 2006, the Board of Directors amended the portion of the Company’s Corporate Governance Guidelines relating to stock ownership requirements for executive officers. The revised requirements provide that Section 16 executive officers should continuously own the number of shares set forth in the table below.

	Req. within 3 years	Req. within 5 years
CEO	100,000 shares	175,000 shares
CFO and EVPs	15,000 shares	30,000 shares
Other SVPs	10,000 shares	20,000 shares
Other Section 16 officers	5,000 shares	10,000 shares
The three and five year periods above shall begin running when an individual is elected to any of the positions above; provided, however, that if an individual is promoted to a position that requires the ownership of a greater amount of stock within a given time period than his or her prior position, the time period pertaining to the new position shall begin to run upon effectiveness of the promotion; provided, further, however, that the individual shall continue to comply with the ownership requirements applicable to his or her prior position at all times subsequent to the promotion. For example, if an individual is promoted from SVP to EVP after having served three years as SVP, he or she would be required to own stock equal to 10,000 shares at all times during each of the first two years following the promotion (the fourth and fifth years following the hiring as SVP). At the end of the second year following the promotion (expiration of five years from hiring as SVP), he or she would be required to own 20,000 shares. At the end of the fifth year after the promotion, he or she would be required to own 30,000 shares.
The previously reported 18-month waiver of the Company’s stock ownership requirements granted by the Board of Directors on September 8, 2006 for one of the Company’s executive officers (who is not a Named Executive Officer) remains in effect.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Exhibits.

Exhibit Number	Description
10.1	Form of Retainer Stock Award Agreement under the 2005 Non-Employee Directors Stock Plan (included in the initial filing of this Current Report on Form 8-K and incorporated hereby by reference).

99.1
Press Release dated November 10, 2006 announcing an increase in the quarterly dividend payment and the results of stockholder voting at its Annual Meeting (included in the initial filing of this Current Report on Form 8-K and incorporated hereby by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION
Date: November 15, 2006	By:	/s/ Kenneth J. Carrig
Kenneth J. Carrig
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

10.1	Form of Retainer Stock Award Agreement under the 2005 Non-Employee Directors Stock Plan (included in the initial filing of this Current Report on Form 8-K and incorporated hereby by reference).

99.1
Press Release dated November 10, 2006 announcing an increase in the quarterly dividend payment and the results of stockholder voting at its Annual Meeting (included in the initial filing of this Current Report on Form 8-K and incorporated hereby by reference).